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                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 Date of Report
                               September 29, 1998
                       (Date of Earliest Event Reported)


                            EAGLE GEOPHYSICAL, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

             000-22863                            76-0522659
      (Commission File Number)          (IRS Employer Identification No.)

      2603 Augusta, Suite 1400
      Houston, Texas                           77056
(Address of principal executive offices)       (Zip code)

 Registrant's telephone number, including area code: (713) 243-6100
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Item 7.  Financial Statements and Exhibits

         (c)     Exhibits

                 Exhibit 99 - Press Release dated September 29, 1998


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 2, 1998

                                        EAGLE GEOPHYSICAL, INC.

                                        By: /s/ JAY N. SILVERMAN
                                           -------------------------------------
                                                Jay N. Silverman, President
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                              INDEX TO EXHIBITS

EXHIBIT
NUMBER                          DESCRIPTION
------                          -----------
 99.1                           Press Release